UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 Edwards Lifesciences Corporation (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee paid previously with preliminary materials. ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0- 11.

Your control number Your vote matters! Meeting Materials: Notice of Meeting and Proxy Statement & 2025 Annual Report/ Form 10-K Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held On May 7, 2026 For Stockholders of record as of March 10, 2026 To order paper materials, use one of the following methods. Internet: www.investorelections.com/EW Call: 1-866-648-8133 Email: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Edwards Lifesciences Corporation Annual Meeting of Stockholders Thursday, May 7, 2026 10:00 AM, Pacific Time Annual Meeting to be held via the webcast. Please visit www.proxydocs.com/EW for more details and to view the proxy materials. You must register to attend the meeting online at www.proxydocs.com/EW For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting, go to www.proxydocs.com/EW To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before April 27, 2026. styleINA P.O. BOX 8016, CARY, NC 27512-9903 SEE REVERSE FOR FULL AGENDA Go Green! To receive documents via e-mail, simply go to: www.proxypush.com/EW Edwards, Edwards Lifesciences and the stylized E logo are trademarks of Edwards Lifesciences Corporation. Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

PROPOSAL 1. Election of Directors 1.01 Leslie C. Davis 1.02 David T. Feinberg, MD 1.03 Kieran T. Gallahue 1.04 Leslie S. Heisz 1.05 Paul A. LaViolette 1.06 Steven R. Loranger 1.07 Ramona Sequeira 1.08 Nicholas J. Valeriani 1.09 Bernard Zovighian 2. Advisory Vote to Approve Named Executive Officer Compensation 3. Ratification of Appointment of Independent Registered Public Accounting Firm 4. Approval of the Amended and Restated Long-Term Stock Incentive Compensation Program THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL PROPOSALS BEING PRESENTED Edwards Lifesciences Corporation Annual Meeting of Stockholders